DREYFUS INSURED MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to provide you with this report on the Dreyfus Insured Municipal Bond Fund, Inc. for the six-month period ended October 31, 1998. Your Fund produced a total return, including share price changes and dividend income generated, of 5.52%,* and an annualized tax-free distribution rate per share of 4.55% .** This compares with a total return of 5.11% for the Lehman Brothers Municipal Bond Index during the same period.***

The Economy

  In the face of soaring consumer confidence and strong first-quarter economic growth, the Federal Reserve Board earlier this year refrained from increasing interest rates, partially to avoid further roiling international financial markets. In addition, the Fed evidently felt then that the economic slowdown overseas might curtail the U.S. economy to some degree, which would alleviate the need for monetary restraint. The Fed's expectations have proven to be true, and its judgment accurate. The U.S. balance of trade has worsened and there have been increasing signs of a slowdown in export-related industries. On September 29, concerns about a weakening U.S. economy caused the Federal Open Market Committee (the F.O.M.C. is the policy-making arm of the Fed) to pare the Federal Funds target rate by 25 basis points, the first reduction since January 1996. (The Federal Funds rate is the rate of interest that banks charge each other for overnight loans.) Fed Chairman Alan Greenspan described the economic outlook for the United States as having "weakened measurably." Two weeks later, on October 15, the F.O.M.C. again reduced its target rate by an additional quarter point, putting the Federal Funds rate at 5.0%.

  Despite the concerns of the Fed regarding an economic slowdown, aggregate economic statistics showed a growing and resilient economy during the reporting period. Low unemployment and negligible inflation, combined with car makers rebuilding inventory after a long strike and rising consumer incomes, resulted in solid economic growth (3.3% ) for the third quarter of this year. While a significant portion of this gain was due to inventory replenishment after the automobile strike, the overall results were still an improvement over second-quarter economic growth of 1.8%. Inflation as measured by the Consumer Price Index remained at levels not witnessed since 1963.

  The Fed' s responsibility is to enact monetary policy that is anticipatory of future economic conditions. The U.S. trade deficit has continued to widen because of the global economic slide. Slumping exports have weakened manufacturing activity since midyear and there is concern that this slackness could become more pronounced and widen into other sectors of the economy. While the increase in imports also restrains domestic production, it has helped contain inflation as well, since domestic producers are reluctant to raise prices. This provides additional flexibility for the Fed to lower interest rates still further. So far, economic problems overseas have not caused any measurable reaction in the U.S. labor market. Only the growth rate in new jobs has eased from its torrid pace earlier in the year. The unemployment rate has remained near 30-year lows and worker inflation-adjusted take-home pay has been rising. The condition of the labor market is a key determinant of consumer confidence which, of course, relates directly to consumer spending, a force that accounts for two thirds of all economic activity. Business spending has shown signs of weakness, so the role of the consumer will be of even greater importance in the future. It is significant that measures of consumer confidence have receded from earlier record high levels, largely because of concerns about the volatility of financial markets.

Market Environment

  On the surface, the prevailing conditions in the domestic U.S. economy over the reporting period would not be viewed as favorable for the bond market. Firm levels of growth, high rates of capacity utilization, low rates of unemployment, strong measures of consumer confidence and steadily rising wages would normally be viewed as a presage of higher yields and lower prices for all fixed income investments, including municipal bonds. In fact, just the opposite happened. Long-term bonds enjoyed strong performance over the period, as witnessed by the decline in yields for 30-year U.S. Treasury bonds to levels not seen since the
Treasury    began    issuing    them.

  The reasons for this period of uncharacteristic strength lie in the evolution of the global market environment we have witnessed in recent years. As political leaders around the globe have pursued policies which seek to stimulate unobstructed cross-border trade, and as the technology to support these market initiatives has evolved, there has emerged an interrelationship of heretofore disparate events which render no single market unique and isolated. As such, what guided the fixed income markets over the last six months was the deflationary impulse emanating from the economic turbulence which has occurred in Asia and Russia over the past 18 months. As market participants began to sense the depressant effects these events could have on domestic activity, skepticism emerged as to the prevailing level of equity valuations and the earnings forecasts they imply. As the resulting volatility in stocks forced prices to correct sharply in August, asset allocation models indicated value in the relative stability of fixed income investments. The resulting flow of investor assets into bonds during September and October propelled prices to
their    highest    levels    of    the    period.

  While municipal bond yields shared in the relatively strong bond market performance of the most recent reporting period, they did tend to underperform their taxable counterparts. A comparison of the relative movement of taxable yields as measured by 30-year U.S. Treasury bonds and municipal yields as measured by the Bond Buyer 25 Bond Revenue Index illustrates this point. For the period, Treasury yields declined by 87 basis points (0.87%) to end the period at 5.16% while the yield on the Revenue Index declined by 28 basis points (0.28%) to 5.24% . Corresponding with these yield declines, the prices of U.S. Treasury securities increased more significantly than the prices of municipals. The reason for this relative underperformance is the formidable amount of supply the municipal market was forced to absorb as issuers rushed to market to take advantage of the lower financing costs available. Through October 31, new issue volume for the year has increased by nearly 32% over the same period of 1997, climbing to more than $234 billion and putting 1998 on a path to being the second-largest volume year in history. This relative underperformance has rendered municipal securities inexpensive in comparison to their taxable counterparts by recent historical standards, thus meaning potentially more upside in terms of price performance.

Portfolio Focus

  In managing your Fund' s assets in such an environment, a decidedly constructive posture was maintained throughout the period. This means that cash reserves were held at minimum levels necessary to fulfill portfolio liquidity requirements. Trading sought to secure those issues offering not only generous levels of tax-free income, but also the potential for significant capital appreciation as interest rates declined over the period. Throughout this process we continued to monitor the underlying creditworthiness of the Fund's individual holdings in an effort to maximize the liquidity and credit quality characteristics of the portfolio.

  Going forward, while we continue to maintain a constructive outlook for the bond market, we remain vigilant for any signals that the current accommodative stance of monetary policy could be reversed should unintended inflationary signals emerge. Should this occur, a decidedly more conservative posture will be employed in which, for example, a greater emphasis could be placed on those issues bearing higher levels of income and lesser degrees of principal volatility.

  We appreciate your investment in the Dreyfus Insured Municipal Bond Fund, and we want to assure you that we are, at all times, working in the Fund's best interest.

               Very truly yours,





               [Richard J. Moynihan signature]


               Richard J. Moynihan

               Director, Municipal Portfolio Management

               The Dreyfus Corporation

November 16, 1998

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.

**Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized) divided by the net asset value per share at the end of the period. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

***SOURCE: LEHMAN BROTHERS: -- Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. However, the bonds in the Index generally are not insured.


DREYFUS INSURED MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                         OCTOBER 31, 1998 (UNAUDITED)

                                                                                                  Principal

Long-Term Municipal Investments--91.9%                                                              Amount             Value
------------------------------------------                                                       ____________      ____________
California--8.3%

Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue

   6%, 7/1/2020 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $    3,865,000    $    4,311,330

San Francisco City and County Airports Commission, International Airport Revenu

   6.10%, 5/1/2025 (Insured; FGIC)(Prerefunded 5/1/2004)(a)  . . . . . . . . . . . . . . .          8,240,000         9,281,618

San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue, Refunding

   Zero Coupon, 1/15/2031 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000         1,965,700

Colorado--1.5%

E-470 Public Highway Authority, Revenue, Refunding

   Zero Coupon, 9/1/2016 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . .          6,550,000         2,714,517

Delaware--3.6%

Delaware Economic Development Authority, Revenue:

   Gas Facilities (Delmarva Power & Light) 7.30%, 7/1/2021 (Insured; FGIC) . . . . . . . .          1,000,000         1,098,000

   Water (United Water Delaware Inc., Project) 6.20%, 6/1/2025 (Insured; AMBAC)  . . . . .          5,000,000         5,534,550

District of Columbia--2.4%

District of Columbia, Revenue, Refunding (Howard University)

   5.75%, 10/1/2013 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,130,000         4,492,490

Florida--1.3%

Florida Housing Finance Agency, SFMR, Refunding

   6.65%, 7/1/2026 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . . . . .            790,000           851,296

Lee County, Solid Waste System Revenue 7%, 10/1/2011 (Insured; MBIA) . . . . . . . . . . .          1,420,000         1,556,348

Illinois--4.8%

Chicago O'Hare International Airport, Special Facility Revenue, Refunding
(International Terminal)

   6.50%, 1/1/2018 (Insured; FGIC) . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,750,000         1,798,475

Metropolitan Pier and Exposition Authority, Dedicated State Tax Revenue

   (McCormick Place Expansion Project) 6.50%, 6/15/2027 (Insured; FGIC)  . . . . . . . . .          6,375,000         7,123,234

Kentucky--6.2%

Louisville and Jefferson County Metropolitan Sewer District, Sewer and Drain
System Revenue,

  Refunding:

       6.25%, 5/15/2026 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . .          4,200,000         4,785,186

       4.75%, 5/15/2028 (Insured; FGIC)  . . . . . . . . . . . . . . . . . . . . . . . . .          7,000,000         6,705,160

Massachusetts--1.9%

Massachusetts Education Loan Authority, Education Loan Revenue:

   7.60%, 1/1/2003 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . . . . .            640,000           677,933

   7.65%, 1/1/2004 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . . . . .            735,000           778,960

Massachusetts Housing Finance Agency, Housing Revenue (Rental-Mortgage)

   6.50%, 7/1/2025 (Insured; AMBAC)  . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,083,640

Massachusetts Port Authority, Special Facilities Revenue (US Air Project)

   5.75%, 9/1/2016 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,080,640

Michigan--.9%

Michigan Housing Development Authority, LOR (Greenwood Villa Project)

   6.50%, 9/15/2007 (Insured; FSA) . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,500,000         1,623,195

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)             OCTOBER 31, 1998 (UNAUDITED)

                                                                                                  Principal

Long-Term Municipal Investments (continued)                                                         Amount             Value
------------------------------------------                                                       ____________      ____________

Missouri--.6%

Kansas City Municipal Assistance Corp., Leasehold Revenue, Refunding (Roe
Bartle):

   5.125%, 4/15/2015 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . . . .     $    1,000,000    $    1,021,100

Montana--1.3%

Forsyth, PCR, Refunding (Puget Sound, Power & Light Co.)

   7.25%, 8/1/2021 (Insured; AMBAC)  . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,250,000         2,472,525

Nevada--1.9%

Reno, HR (Saint Mary's Hospital) 7.75%, 7/1/2015 (Insured; BIGI)

   (Prerefunded 11/1/2000) (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,285,000         1,374,783

Washoe County, Gas Facilities Revenue (Sierra Pacific Power Co. Project)

   6.70%, 11/1/2032 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,209,700

New Jersey--5.7%

New Jersey Economic Development Authority, PCR (Public Service Electric & Gas
Co.)

   6.40%, 5/1/2032 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . . . . .          7,600,000         8,425,740

New Jersey Health Care Facilities Financing Authority, Revenue, Refunding

   (Jersey Shore Medical Center) 6.25%, 7/1/2021 (Insured; AMBAC)  . . . . . . . . . . . .            100,000           111,363

New Jersey Housing and Mortgage Finance Agency, Revenue:

   Home Buyer 6.20%, 10/1/2025 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . .          1,995,000         2,121,463

New York--17.9%

Albany Airport Authority, Airport Revenue 5.375%, 12/15/2017 (Insured; FSA). . . . . . . .          1,250,000         1,292,250

Buffalo Municipal Water Finance Authority, Water System Revenue, Refunding

   5%, 7/1/2017 (Insured; FGIC)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,795,000         3,816,442

New York State Dormitory Authority, Revenue:

   (Beth Israel Medical Center) 6%, 11/1/2015 (Insured; MBIA)  . . . . . . . . . . . . . .          8,395,000         9,232,569

   (Mount Sinai  Medical School) 5.15%, 7/1/2024 (Insured; MBIA) . . . . . . . . . . . . .          2,500,000         2,607,400

   (State University Athletic Facility) 5.25%, 7/1/2018 (Insured; MBIA)  . . . . . . . . .          2,000,000         2,055,240

   Refunding:

       (Siena College) 5.70%, 7/1/2017 (Insured; MBIA) . . . . . . . . . . . . . . . . . .          3,585,000         3,893,812

       (University of Rochester) 5%, 7/1/2027 (Insured; MBIA)  . . . . . . . . . . . . . .          1,000,000           990,160

New York State Energy, Research and Development Authority, Facilities Revenue

   (Con Edison Co.-New York, Inc.) 6.375%, 12/1/2027 (Insured; MBIA) . . . . . . . . . . .          3,000,000         3,220,950

New York State Medical Care Facilities Finance Agency, Revenue (Long-Term
Healthcare)

   6.50%, 11/1/2015 (Insured; FSA) . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,655,000         5,145,451

Saint Lawrence County Industrial Development Agency, Civic Facility Revenue

   (Lawrence University Project) 5.50% 7/1/2013(Insured; MBIA) . . . . . . . . . . . . . .          1,135,000         1,227,968

North Dakota--2.1%

Mercer County, PCR, Refunding (Montana-Dakota Utilities Co. Project)

   6.65%, 6/1/2022 (Insured; FGIC) . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,500,000         3,857,035

Ohio--1.6%

Ontario Local School District, Refunding

   5%, 12/1/2023 (Insured; FSA)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,000,000         2,980,770

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)             OCTOBER 31, 1998 (UNAUDITED)

                                                                                                  Principal

Long-Term Municipal Investments (continued)                                                         Amount             Value
------------------------------------------                                                       ____________      ____________


Pennsylvania--2.8%

Beaver County Industrial Development Authority, PCR, Refunding

   (Ohio Edison Co./Mansfield) 7%, 6/1/2021 (Insured; FGIC)  . . . . . . . . . . . . . . .     $    3,000,000    $    3,269,490

Chester County Health and Educational Facilities Authority, Health System
Revenue

   (Jefferson Health System) 5.125%, 5/15/2018 (Insured; AMBAC)  . . . . . . . . . . . . .          2,000,000         2,005,140

Rhode Island--2.6%

Rhode Island Housing and  Mortgage Finance Corp., SFMR

   9.30%, 7/1/2004 (Insured; FGIC) . . . . . . . . . . . . . . . . . . . . . . . . . . . .             15,000            15,025

Rhode Island Port Authority and Economic Development Corp.,

   Airport Revenue 6.625%, 7/1/2024 (Insured; FSA) . . . . . . . . . . . . . . . . . . . .          4,250,000         4,778,020

Tennessee--.6%

Metropolitan Government, Nashville and Davidson County, Water and Sewer Revenue,
Refunding

   5.20%, 1/1/2013 (Insured; FGIC) . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,065,660

Texas--3.6%

Brazos River Authority, PCR, Refunding (Texas Utilities Electric Co. Project)

   6.625%, 6/1/2022 (Insured; FGIC)  . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,500,000         6,039,110

Brownsville Housing Finance Corp., SFMR (Mortgage-Multiple Originators and
Services)

   9.625%, 12/1/2011 (Insured; FGIC) . . . . . . . . . . . . . . . . . . . . . . . . . . .            690,000           701,185

Virginia--8.2%

Danville Industrial Development Authority, HR (Danville Regional Medical Center

   5.20%,10/1/2018 (Insured; AMBAC)  . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,076,980

Richmond Metropolitan Authority, Expressway Revenue, Refunding:

   5.25%, 7/15/2017 (Insured; FGIC)  . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,500,000         2,636,100

   5.25%, 7/15/2022 (Insured; FGIC)  . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,600,000         2,735,954

Virginia College Building Authority, Educational Facilities Revenue (Washington and Lee University)

   5.25%, 1/1/2026 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . . . . .          7,500,000         7,932,225

Washington--9.2%

King County, Sewer Revenue 6.125%, 1/1/2033 (Insured; MBIA). . . . . . . . . . . . . . . .          5,000,000         5,549,150

Washington, MFMR:

   (Gilman Meadows Project) 7.40%, 1/1/2030 (Insured; FSA) . . . . . . . . . . . . . . . .          3,000,000         3,369,180

   (Mallard Cove Project 1) 7.40%, 1/1/2030 (Insured; FSA) . . . . . . . . . . . . . . . .            800,000           898,448

   (Mallard Cove Project 2) 7.40%, 1/1/2030 (Insured; FSA) . . . . . . . . . . . . . . . .          2,700,000         3,032,262

Yakima-Tieton Irrigation District, Revenue, Refunding 6.20%, 6/1/2019 (Insured; FSA) . . .          4,000,000         4,399,160

West Virginia--2.9%

West Virginia:

   4.50%, 6/1/2023(Insured; FGIC)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,525,000         2,359,234

   6.50%, 11/1/2026 (Insured; FGIC)  . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,600,000         3,138,486

                                                                                                                  _____________

TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $159,032,195). . . . . . . . . . . . . . . . .                         $171,519,802

                                                                                                                  _____________

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)             OCTOBER 31, 1998 (UNAUDITED)

                                                                                                  Principal

Long-Term Municipal Investments (continued)                                                         Amount             Value
------------------------------------------                                                       ____________      ____________


Illinois--1.1%

Illinois Health Facilities Authority, Revenue, Refunding, VRDN 3.70% (Insured; MBIA) (b) .     $    2,000,000    $    2,000,000

New York--3.7%

New York City, VRDN 3.70% (Insured; AMBAC)(b). . . . . . . . . . . . . . . . . . . . . . .          4,000,000         4,000,000

New York City Municipal Water Financing Authority, Water and Sewer System
Revenue,

   VRDN 3.70% (Insured; FGIC)(b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,000,000         3,000,000

Utah--1.1%

Emery County, PCR, VRDN (Pacificorp Project) 3.70% (Insured; AMBAC)(b) . . . . . . . . . .          2,000,000         2,000,000

                                                                                                                  _____________

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $11,000,000). . . . . . . . . . . . . . . . .                        $  11,000,000

                                                                                                                  _____________


TOTAL INVESTMENTS (cost $170,032,195). . . . . . . . . . . . . . . . . . . . . . . . . . .              97.8%      $182,519,802

                                                                                                      _______     _____________


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               2.2%   $     4,193,282

                                                                                                      _______     _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%      $186,713,084

                                                                                                      _______     _____________

Summary    of    Abbreviations
-----------------------------------------------------------------------------

AMBAC       American Municipal Bond Assurance Corporation            MBIA       Municipal Bond Investors Assurance

BIGI        Bond Investors Guaranty Insurance                                      Insurance Corporation

FGIC        Financial Guaranty Insurance Company                     MFMR       Multi-Family Mortgage Revenue

FSA         Financial Security Assurance                             PCR        Pollution Control Revenue

HR          Hospital Revenue                                         SFMR       Single Family Mortgage Revenue

LOR         Limited Obligation Revenue                               VRDN       Variable Rate Demand Notes

Summary of Combined Ratings
-----------------------------------------------------------------------------

Fitch                or            Moody's             or            Standard & Poor's              Percentage of Value

_______                            ________                          __________________            ____________________

AAA                                Aaa                               AAA                                  94.0%

F-1                                MIG1/P1                           SP1/A1                                6.0

                                                                                                        _______

                                                                                                         100.0%

                                                                                                        _______


Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

(b) Securities payable on demand. Variable interest rate--subject to periodic change.

(c) At October 31, 1998, 40.5% of the Fund's net assets are insured by MBIA and 31.4% are insured by FGIC.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES              OCTOBER 31, 1998 (UNAUDITED)

                                                                                                     Cost             Value
                                                                                                 ____________      ____________
ASSETS:                          Investments in securities--See Statement of Investments . .     $170,032,195      $182,519,802

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                              756,261

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                            3,573,428

                                 Prepaid expenses  . . . . . . . . . . . . . . . . . . . .                               18,494

                                                                                                                  _____________

                                                                                                                    186,867,985

                                                                                                                  _____________


LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                              117,258

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                                3,399

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               34,244

                                                                                                                  _____________

                                                                                                                        154,901

                                                                                                                  _____________


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $186,713,084

                                                                                                                  _____________

                                                                                                                  _____________


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $174,844,737

                                 Accumulated undistributed investment income--net  . . . .                               22,785

                                 Accumulated net realized gain (loss) on investments . . .                             (642,045)

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 4  . . . . . . . . . . . . . . . .                           12,487,607

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $186,713,084

                                                                                                                  _____________



SHARES OUTSTANDING

(300 MILLION SHARES OF $.01 PAR VALUE COMMON STOCK AUTHORITZED). . . . . . . . . . . . . .                           10,126,082


NET ASSET VALUE, offering and redemption price per share--Note 3(d). . . . . . . . . . . .                               $18.44

                                                                                                                       ________





                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS         SIX MONTHS ENDED OCTOBER 31, 1998 (UNAUDITED)

INVESTMENT INCOME
INCOME                           Interest Income . . . . . . . . . . . . . . . . .                                $  5,164,746

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . .        $     568,094

                                 Shareholder servicing costs--Note 3(b)  . . . . .              246,823

                                 Professional fees . . . . . . . . . . . . . . . .               25,027

                                 Registration fees . . . . . . . . . . . . . . . .               16,839

                                 Directors' fees and expenses--Note 3(c) . . . . .               14,685

                                 Custodian fees  . . . . . . . . . . . . . . . . .                9,615

                                 Prospectus and shareholders' reports--Note 3(b) .                7,793

                                 Loan commitment fees--Note 2  . . . . . . . . . .                  260

                                 Miscellaneous . . . . . . . . . . . . . . . . . .                6,638

                                                                                          _____________

                                        Total Expenses . . . . . . . . . . . . . .              895,774

                                 Less--reduction in management fee due to
                                    undertaking--Note 3(a) . . . . . . . . . . . .              (90,720)

                                                                                          _____________

                                        Net Expenses . . . . . . . . . . . . . . .                                     805,054

                                                                                                                  _____________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                   4,359,692

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                                 Net realized gain (loss) on investments . . . . .         $  1,215,385

                                 Net unrealized appreciation (depreciation)
                                    on investments . . . . . . . . . . . . . . . .            4,565,958

                                                                                          _____________



NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . .                                   5,781,343

                                                                                                                  _____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . .                                 $10,141,035

                                                                                                                  _____________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        Six Months Ended

                                                                                        October 31, 1998     Year Ended

                                                                                          (Unaudited)       April 30, 1998

                                                                                       ________________    _________________
OPERATIONS:


   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $    4,359,692        $   9,301,806

   Net realized gain (loss) on investments . . . . . . . . . . . . . . . . . . . . .          1,215,385            3,232,483

   Net unrealized appreciation (depreciation) on investments . . . . . . . . . . . .          4,565,958            3,408,483

                                                                                         ______________        _____________

       Net Increase (Decrease) in Net Assets Resulting from Operations . . . . . . .         10,141,035           15,942,772

                                                                                         ______________        _____________


DIVIDENDS TO SHAREHOLDERS FROM:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (4,336,907)          (9,301,806)

                                                                                         ______________        _____________


CAPITAL STOCK TRANSACTIONS:

   Net proceeds from shares sold . . . . . . . . . . . . . . . . . . . . . . . . . .         12,885,517           72,586,101

   Dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,904,067            6,094,336

   Cost of shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (21,316,919)         (91,356,721)

                                                                                         ______________        _____________

       Increase (Decrease) in Net Assets from Capital Stock Transactions . . . . . .        (5,527,335)         (12,676,284)

                                                                                         ______________        _____________

          Total Increase (Decrease) in Net Assets  . . . . . . . . . . . . . . . . .            276,793          (6,035,318)


NET ASSETS:

   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        186,436,291          192,471,609

                                                                                         ______________        _____________

   End of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $186,713,084         $186,436,291

                                                                                         ______________        _____________


UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . .   $         22,785              --

                                                                                         ______________        _____________


                                                                                             Shares                Shares

                                                                                         ______________        _____________

CAPITAL SHARE TRANSACTIONS:

   Shares sold   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            704,449            4,071,401

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . .            158,761              339,966

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (1,166,946)          (5,100,142)

                                                                                          _____________         _____________

       Net Increase (Decrease) in Shares Outstanding . . . . . . . . . . . . . . . .           (303,736)            (688,775)

                                                                                         ______________        _____________










                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained  below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                  Six Months Ended

                                                  October 31, 1998                     Year Ended April 30,
                                                                   _____________________________________________________________

PER SHARE DATA:                                    (Unaudited)        1998         1997        1996        1995        1994
                                              ____________________   _______      _______     _______     _______      _______
   Net asset value, beginning of period  . . .        $17.88          $17.31       $17.13      $17.25      $17.46       $19.23

                                                     _______         _______      _______     _______     _______      _______

   Investment Operations:

   Investment income--net  . . . . . . . . . .           .42             .85          .87         .91         .94        .1.00

   Net realized and unrealized gain (loss)
       on investments  . . . . . . . . . . . .           .56             .57          .18        (.11)       (.21)       (1.06)

                                                     _______         _______      _______     _______     _______      _______

   Total from Investment Operations  . . . . .           .98            1.42         1.05         .80         .73         (.06)

                                                     _______         _______      _______     _______     _______      _______

   Distributions:

   Dividends from investment income--net . . .         (.42)           (.85)        (.87)        (.92)       (.94)       (1.00)

   Dividends from net realized gain on investments       --              --           --           --          --         (.63)

   Dividends in excess of net realized gain
       on investments  . . . . . . . . . . . .           --              --           --           --          --         (.08)

                                                     _______         _______      _______     _______     _______      _______

   Total Distributions . . . . . . . . . . . .          (.42)           (.85)        (.87)       (.92)       (.94)       (1.71)

                                                     _______         _______      _______     _______     _______      _______

   Net asset value, end of period  . . . . . .        $18.44          $17.88       $17.31      $17.13      $17.25       $17.46

                                                     _______         _______      _______     _______     _______      _______


TOTAL INVESTMENT RETURN. . . . . . . . . . . .         10.95%(1)        8.31%        6.24%       4.58%       4.36%        (.74%)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . .           .85%(1)         .85%         .80%        .85%        .94%         .93%

   Ratio of net investment income
       to average net assets . . . . . . . . .          4.60%(1)         4.76%       5.03%       5.14%       5.49%        5.25%

   Decrease reflected in above expense ratios
       due to undertakings by the Manager  . .           .10%(1)          .10%        .17%        .09%         --           --

   Portfolio Turnover Rate . . . . . . . . . .         15.92%(2)        64.38%      93.39%      82.86%      41.19%       34.92%

   Net Assets, end of period (000's Omitted) . .    $186,713         $186,436    $192,472    $208,388    $220,398     $249,513
-----------------------------

(1)  Annualized.

(2)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Insured Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the " Manager" ) serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the " Distributor" ) is the distributor of the Fund's shares, which are sold to the public without a sales load.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the Fund received net earnings credits of $6,813 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

  (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

  (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

  The Fund has an unused capital loss carryover of approximately $1,858,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1998. If not applied, $1,030,000 of the carryover expires in fiscal 2004 and $828,000 expires in fiscal 2005.

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

NOTE 2--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 1998, the Fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the Fund, exclusive of taxes, brokerage, commitment fees, interest on borrowings and extraordinary expenses, exceed 1 1/2% of the value of the Fund's average net assets, the Fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess. However, the Manager had undertaken from May 1, 1998 through October 31, 1998 to reduce the management fee paid by the Fund, to the extent that the Fund' s aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .85 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $90,720 during the period ended October 31, 1998.

  (B) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the Fund' s shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Fund and for Servicing, at an aggregate annual rate of .20 of 1% of the value of the Fund's average daily net assets. Both the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the Fund's average daily net assets for any full fiscal year. During the period ended October 31, 1998, the Fund was charged $191,959 pursuant to the Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1998, the Fund was charged $39,190 pursuant to the transfer agency agreement.

  (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

  (D) A .10% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemption through the use of the Fund Exchanges service) where the redemption or exchange occurs less than fifteen days following the date of issuance. During the period ended October 31, 1998, redemption fees amounted to $6,413.

NOTE 4--SECURITIES TRANSACTIONS:

  The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1998 amounted to $28,911,050 and $47,238,641, respectively.

  At October 31, 1998, accumulated net unrealized appreciation on investments was $12,487,607, consisting of $12,505,337 gross unrealized appreciation and $17,730 gross unrealized depreciation.

  At October 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
                                   (reg.tm)

                                   (reg.tm)

DREYFUS INSURED MUNICIPAL

BOND FUND, INC.

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940










Printed in U.S.A.                                             306SA9810

Insured

Municipal

Bond Fund, Inc.

Semi-Annual

Report

October 31, 1998